UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    September 19, 2013 (July 2, 2013)

WELLNESS CENTER USA, INC.

 (Exact name of registrant as specified in its charter)

NEVADA	333-173216	27-2980395
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employee Identification No.)

1014 E Algonquin Rd, Ste. 111, Schaumburg, IL, 60173

 (Address of Principal Executive Offices)

 _______________

(847) 925-1885

 (Issuer Telephone number)

Not Applicable

(Former name or former address, if changed since last report)

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to the disclosure set forth under Item 3.02 of this Current Report, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On September 19, 2013, the Company announced that it has received $1,648,500 from the sale of 4,121,250 restricted shares (the “Shares”) of its common stock to 53 individual accredited investors. Participants were granted five-year warrants (the “Warrants”) to purchase an aggregate of 4,121,250 Shares at an exercise price of $0.75 per Share. The Shares and Warrants were sold during the period beginning July 2, 2013 through September 9, 2013 and carry “piggy-back” registration rights in connection with future underwritten public offerings of the Company. The rights are not transferrable or assignable and shall terminate on the first anniversary date of the issuance of the Shares/Warrants to the investor.    A copy of the form of subscription agreement executed by investors and the form of the Warrants are attached to this Current Report, and the foregoing summary is qualified in its entirety by reference to such exhibits. The Company relied upon Section 4(2) and Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), to issue the securities described in this Current Report, inasmuch as these were sold without any form of general solicitation or general advertising and sale were made only to accredited investors.    The Company will rely upon certain representations and warranties of the recipients, including their agreements with respect to restrictions on resale, in support of the satisfaction of the conditions contained in Section 4(2) and Regulation D under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired: Not Applicable.

(b)

Pro forma financial information.   None.

(c)

Shell Company Transaction. Not applicable.

(d)  Exhibits.

10.1

Form of Subscription Agreement

10.2

Form of Warrant

99.1

Press Release of Wellness Center USA, Inc. dated September 19, 2013.

EXHIBIT INDEX

Exhibit No.

Description

10.1

Form of Subscription Agreement

10.2

Form of Warrant

99.1

Press Release of Wellness Center USA, Inc. dated September 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLNESS CENTER USA, INC.

Date: September 19, 2013	By:	/s/ Andrew J. Kandalepas
Andrew J. Kandalepas
Chairman, Chief Executive Officer, Principal Accounting Officer, and Chief Financial Officer